Exhibit 99.2

2Q23 EARNINGS REPORT PennyMac Financial Services, Inc. July 2023

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management's beliefs, estimates, projections and assumptions with respect to, among other things, our financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like "believe," "expect," "anticipate," "promise," "project," "plan," and other expressions or words of similar meanings, as well as future or conditional verbs such as "will," "would," "should," "could," or "may" are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. These forward-looking statements include, but are not limited to, statements regarding future changes in interest rates, prepayment rates and the housing market; future loan origination, servicing and production, including future production, operating and hedge expenses; future loan delinquencies and forbearances; future earnings and return on equity as well as other business and financial expectations. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: interest rate changes; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the continually changing federal, state and local laws and regulations applicable to the highly regulated industry in which we operate; lawsuits or governmental actions that may result from any noncompliance with the laws and regulations applicable to our business; the mortgage lending and servicing-related regulations promulgated by the Consumer Financial Protection Bureau and its enforcement of these regulations; our dependence on U.S. government-sponsored entities and changes in their current roles or their guarantees or guidelines; changes to government mortgage modification programs; the licensing and operational requirements of states and other jurisdictions applicable to our business, to which our bank competitors are not subject; foreclosure delays and changes in foreclosure practices; changes in macroeconomic and U.S. real estate market conditions; difficulties inherent in adjusting the size of our operations to reflect changes in business levels; purchase opportunities for mortgage servicing rights and our success in winning bids; our substantial amount of indebtedness; increases in loan delinquencies, defaults and forbearances; our reliance on PennyMac Mortgage Investment Trust (NYSE: PMT) as a significant contributor to our mortgage banking business; maintaining sufficient capital and liquidity and compliance with financial covenants; our obligation to indemnify third-party purchasers or repurchase loans if loans that we originate, acquire, service or assist in the fulfillment of, fail to meet certain criteria or characteristics or under other circumstances; our obligation to indemnify PMT if our services fail to meet certain criteria or characteristics or under other circumstances; investment management and incentive fees; conflicts of interest in allocating our services and investment opportunities among us and our advised entities; the effect of public opinion on our reputation; our exposure to risks of loss and disruptions in operations resulting from adverse weather conditions, man-made or natural disasters, climate change and pandemics; our ability to effectively identify, manage and hedge our credit, interest rate, prepayment, liquidity and climate risks; our initiation or expansion of new business activities or strategies; our ability to detect misconduct and fraud; our ability to mitigate cybersecurity risks and cyber incidents; our ability to pay dividends to our stockholders; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

This presentation contains financial information calculated other than in accordance with U.S. generally accepted accounting principles ("GAAP"), such as pretax income excluding valuation-related items that provide a meaningful perspective on the Company's business results since the Company utilizes this information to evaluate and manage the business. Non-GAAP disclosure has limitations as an analytical tool and should not be viewed as a substitute for financial information determined in accordance with GAAP.

2

3 3 SECOND QUARTER HIGHLIGHTS PRODUCTION INVESTMENT MANAGEMENT Net income $58mm 2Q23 Results Diluted EPS (1) $1.11 Return on equity 7% Book value per share $69.77 Capital Return Shares repurchased 0.4mm Dividend per common share $0.20 Pretax income $24mm $2.2bn PFSI correspondent lock volume $18.3bn Broker direct lock volume $2.8bn $24.9bn Pretax income $2mm Assets under management $1.9bn Revenue $9.5mm Note: All figures are for 2Q23 or as of 6/30/23 (1) EPS = earnings per share; MSR = mortgage servicing rights; UPB = unpaid principal balance, includes loans held for sale at fa ir value (2) Includes volume fulfilled or subserviced for PennyMac Mortgage Investment Trust (NYSE: PMT) (3) Excludes $118.9 million in MSR fair value gains, $155.1 million in hedging losses and a $7.5 million reversal related to prov is ions for losses on active loans; see slide 13 for additional details SERVICING Pretax income $47mm MSR (1) fair value changes and hedging results $(36)mm Pretax income excluding valuation - related items (3) $75mm MSR fair value changes and hedging impact to EPS $(0.51) Total servicing portfolio UPB (1)(2) $576bn Total loan acquisitions and originations (2) Consumer direct lock volume

ORIGINATION MARKET HAS DECLINED MEANINGFULLY 4 U.S. Mortgage Origination Market (1) ($ in trillions) Mortgage Rates Remain High • Third party forecasts for 2023 originations range from $ 1.6 to $1.8 trillion in UPB, well below normalized levels ‒ Higher mortgage rates are driving borrowers to remain in their homes, leading to low inventory levels and continued home price appreciation ‒ Unit origination volume in 2023 is projected to be at the lowest level since 1990 (4) , driving expectations for industry consolidation if market conditions persist • Mortgage banking companies with large servicing portfolios and diversified business models are better positioned to offset the decline in profitability that has resulted from decreased origination volumes and margins (1) Actual originations: Inside Mortgage Finance. F orecast originations: Average of Mortgage Bankers Association ( 7 /20/23) and Fannie Mae ( 7 /10/23) forecasts. (2) Freddie Mac Primary Mortgage Market Survey 6.78 % as of 7 /20/23 (3) Bloomberg: Difference between Freddie Mac Primary Mortgage Market Survey and the 30 - Year Fannie Mae or Freddie Mac Par Coupon ( MTGEFNCL) Index. (4) Zelman & Associates 6/30/23 (2) (3) $1.8 $1.6 $1.4 $1.5 $2.6 $0.7 $0.3 $0.5 $4.4 $2.3 $1.7 $2.0 2021 2022 2023E 2024E Purchase Refinance 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Average 30-year fixed rate mortgage Primary/secondary spread

COMPREHENSIVE AND EFFICIENT MULTI - CHANNEL PLATFORM HAS ESTABLISHED PENNYMAC AS A LEADER IN MORTGAGE PRODUCTION 5 Centralized, cost - efficient fulfillment division supports all channels Multiple access points to the origination market with a proven ability to allocate resources towards channels with opportunity in the current environment Significant and ongoing investments in mortgage - banking technology provide an exceptional loan o rigination experience for our customers and business partners Scalable technology platform providing our consumers , brokers and correspondent partners with the liquidity, tools and products they need to succeed 1 producer of residential mortgage loans in 1Q23 (1) (1) Inside Mortgage Finance; includes volumes fulfilled for PMT # Strong access to purchase market Drives organic servicing portfolio growth Strong access to purchase market Positive and consistent execution for brokers Internet and call - center based Cost - efficient leads from our large servicing portfolio Correspondent Broker Direct Consumer Direct

• Offering homeowners and title insurance to customers through joint ventures • Evaluating additional partnerships and revenue opportunities 6 • $1.3 billion in revenue from servicing and sub - servicing fees in 2Q23 LTM • Large deposit balances drive placement fee income in higher rate environment • Cloud - based servicing system built for Pennymac’s unique needs • Operational and cost efficiencies, as well as increased flexibility • Drives efficient lead generation for consumer direct • Refinances, purchase originations, second liens, new products • Loss mitigation expertise to assist consumers and minimize losses • Enhanced by flexible and proprietary servicing technology BENEFITS AND POTENTIAL VALUE FROM PENNYMAC’S LARGE AND GROWING SERVICING PORTFOLIO SERVICING PORTFOLIO Recurring Cash Flows Proprietary Technology Consumer Direct Opportunities Loss Mitigation Ancillary Products and Services 2.3M customers $5 76 B unpaid principal balance

FUTURE RECAPTURE OPPORTUNITIES ENHANCED BY RECENT PRODUCTION AT HIGHER RATES

PENNYMAC FINANCIAL SERVICES

Pennymac's Total Servicing Portfolio[1]
(UPB in billions)


$527
$14
$513
2Q22
$539
$29
$510
3Q22
$552
$47
$504
4Q22
$564
$67
$497
1Q23
$576
$89
$488
2Q23
15%
Note Rate of 4.99% and Below
Note Rate of 5.00% and Above

- Pennymac, through its multi-channel production platform, has been one of the largest producers of mortgage loans over the last twelve months as interest rates increased[1]
  - Pennymac retains MSRs on nearly all mortgage loan production, driving continued organic servicing portfolio growth
  - Quarterly production adds approximately $20-25 billion in UPB of loans at prevailing mortgage rates to the servicing portfolio each quarter
- The continued addition of higher interest rate loans to the servicing portfolio provides significant refinance opportunities for Consumer Direct if mortgage rates decline

PFSI's ROE is projected to trend toward its pre-COVID range during 2023[2]

[1] Includes loans subserviced for PMT and loans held for sale at fair value; figures may not sum due to rounding
[2] See slide 21

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PENNYMAC’S MARKET SHARE OVER TIME ACROSS ITS BUSINESSES 8 3.3% 3.7% 4.1% 4.1% 4.3% 12/31/19 12/31/20 12/31/21 12/31/22 6/30/23 Loan Servicing Market Share (1) Correspondent Production Market Share (1) Broker Direct Market Share (1) Consumer Direct Market Share (1) Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Historical market share estimates based on Inside Mortgage Finance. Inside Mortgage Finance estimates $1.6 trillion in total or igination volume for 2Q23 LTM. For 2Q23 LTM, we estimate the correspondent channel represented 29% of the overall origination market, retail represented 56%, and broker represented 15%. Loan servicing market share is based on PFSI’s servicing portfolio UPB of $576 billion divided by an estimated $13.5 trillion in mortgage debt outstanding 15.3% 17.7% 16.7% 15.0% 18.9% 2019 2020 2021 2022 2Q23LTM 0.7% 0.9% 1.6% 1.1% 0.7% 2019 2020 2021 2022 2Q23LTM 1.2% 2.1% 2.4% 2.0% 2.6% 2019 2020 2021 2022 2Q23LTM

PRODUCTION SEGMENT HIGHLIGHTS – VOLUME BY CHANNEL

PENNYMAC FINANCIAL SERVICES

Correspondent
(UPB in billions)



$22.4
$21.7
$21.6
$21.0
$20.2
$21.2
$10.3
$6.6
$3.0
$10.6
$13.5
$18.2
2Q22
1Q23
2Q23
PFSI fundings (1)
PMT fundings (2)
Total locks (3)

Broker Direct
(UPB in billions)



$2.2
$2.6
$2.8
$2.0
$1.5
$2.1
2Q22
1Q23
2Q23
Fundings
Locks

Consumer Direct
(UPB in billions)



$4.3
$3.7
$2.2
$2.2
$1.0
$1.6
2Q22
1Q23
2Q23
Fundings
Locks

July 2023 (Estimated) — Correspondent

Locks: (UPB in billions)	$6.4
Acquisitions: (UPB in billions)	$5.9

July 2023 (Estimated) — Broker Direct

Locks: (UPB in billions)	$1.0
Originations: (UPB in billions)	$0.7
Committed pipeline[4]: (UPB in billions)	$1.0

July 2023 (Estimated) — Consumer Direct

Locks: (UPB in billions)	$0.7
Originations: (UPB in billions)	$0.5
Committed pipeline[4]: (UPB in billions)	$0.8

Note: Figures may not sum due to rounding

(1) Includes all government-insured or guaranteed loans and certain conventional loans PMT acquires through its correspondent production business; PFSI earns income from holding and selling or securitizing the loans

(2) Loans fulfilled for PMT; for these loans, PFSI earns a fulfillment fee from PMT rather than income from holding and selling or securitizing the loans

(3) Includes locks related to both PFSI and PMT loan acquisitions

(4) Commitments to originate mortgage loans at specified terms at period end

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DRIVERS OF PRODUCTION SEGMENT RESULTS

PENNYMAC FINANCIAL SERVICES

	2Q22				1Q23				2Q23			
	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue	Fallout Adjusted Locks	Margin / Fulfillment Fee (bps)[1]	Revenue Contribution (net of Loan origination expense)	% of Production Revenue
PFSI Correspondent[2]	$ 10,997	27	$ 29.4	16%	$ 13,521	25	$ 33.7	36%	$ 17,803	33	$ 59.2	43%
Broker Direct	1,820	77	13.9	8%	1,814	76	13.8	15%	2,038	84	17.1	12%
Consumer Direct	3,034	355	107.7	60%	1,398	323	45.2	48%	1,369	366	50.1	36%
Other[3]	n/a	n/a	6.7	4%	n/a	n/a	(10.2)	-11%	n/a	n/a	7.2	5%
Total PFSI account revenues (net of Loan origination expense)	**$ 15,851**	**99**	**$ 157.7**	**88%**	**$ 16,733**	**49**	**$ 82.5**	**87%**	**$ 21,210**	**63**	**$ 133.6**	**96%**
PMT Conventional Correspondent	10,593	19	20.6	12%	6,929	17	11.9	13%	2,501	22	5.4	4%
Total Production revenues (net of Loan origination expense)		**67**	**$ 178.3**	**100%**		**40**	**$ 94.4**	**100%**		**59**	**$ 139.0**	**100%**
Production expenses (less Loan origination expense)	**$ 26,444**	**64**	**$ 168.7**	**95%**	**$ 23,662**	**48**	**$ 114.1**	**121%**	**$ 23,711**	**48**	**$ 114.6**	**82%**
Production segment pretax income		**4**	**$ 9.7**	**5%**		**(8)**	**$ (19.6)**	**-21%**		**10**	**$ 24.4**	**18%**

- Production revenue margins were higher in all three channels
- Increase in PFSI correspondent volumes and related decrease in PMT correspondent volumes from the prior quarter due to a higher proportion of conventional loans sold to PFSI by PMT
- Revenue per fallout adjusted lock for PFSI's own account was 63 basis points in 2Q23, up from 49 bps in 1Q23 driven primarily by higher volumes and margins

(1) Expected revenue net of direct origination costs at time of lock
(2) Includes government-insured or guaranteed loans, as well as certain conventional loans for PFSI's own account in 1Q23 and 2Q23
(3) Reflects timing of revenue and loan origination expense recognition, hedging, pricing & execution changes, and other items

10

PRODUCTION SEGMENT HIGHLIGHTS – BUSINESS TRENDS BY CHANNEL 11 • Pennymac remains the largest correspondent aggregator in the U.S. • Margins increased as channel capacity has been reduced • 800 correspondent sellers as of June 30, 2023, up from 771 at March 31, 2023, driven by the addition of smaller sellers who previously maintained relationships with commercial banks that have pulled back from or recently exited the channel • Purchase volume in 2Q23 was 93% of acquisitions • Potential for U.S. bank regulators to increase capital requirements for residential mortgages provides additional opportunities for Pennymac • Lower fulfillment fees Q/Q due to increased percentage of conventional loans purchased from PMT ‒ PFSI is expected to continue such purchases in 3Q23 • Funding volumes were up 37% from 1Q23 • Margins were higher than in the prior quarter though the channel remains highly competitive • Approved brokers totaled 3,262 at June 30, 2023, up from 2,988 at March 31, 2023 and representing approximately 22% of the total population of brokers ‒ Announced integration with ARIVE, a leading origination platform for independent mortgage brokers • Purchase loans were 90% of total originations • Funding volumes were up 47% from 1Q23 • Margins were higher than in the prior quarter due to a lower mix of streamlined refinance volumes • Focused on meeting the changing needs of the 2.3 million customers in our servicing portfolio in a higher interest rate environment ‒ Purchase lock volume in 2Q23 was $490 million, or 23% of total locks, compared to $477 million, or 22% of total locks in 1Q23 ‒ $416 million or approximately 85% of total purchase locks sourced from our large and growing servicing portfolio ‒ $122 million of closed - end second lien mortgage loans funded in 2Q23, up from $81 million in 1Q23 C orrespondent Broker Direct C onsumer Direct Multi - channel approach provides flexibility and has proven to be a competitive advantage, supporting profitability and pricing discipline while driving growth of the servicing portfolio

PENNYMAC FINANCIAL SERVICES

SERVICING SEGMENT HIGHLIGHTS

- Servicing portfolio totaled $576.5 billion in UPB at June 30, 2023, up 2% Q/Q and 9% Y/Y
- Production volumes more than offset prepayment activity, leading to continued portfolio growth
- Slight decrease in the 60+ day delinquency rate from March 31, 2023
- Modifications and EBO loan volume were up slightly from the prior quarter

Selected Operational Metrics	1Q23	2Q23
Loans serviced (in thousands)	2,303	2,340
60+ day delinquency rate - owned portfolio[1]	3.4%	3.2%
60+ day delinquency rate - sub-serviced portfolio[2]	0.5%	0.5%
Actual CPR - owned portfolio[1]	4.8%	6.8%
Actual CPR - sub-serviced[2]	3.9%	5.5%
UPB of completed modifications ($ in millions)[3]	$2,292	$2,670
EBO loan volume ($ in millions)[4]	$350	$481

Loan Servicing Portfolio Composition
(UPB in billions)


$527.3
$564.5
$576.5
6/30/22
3/31/23
6/30/23
Prime owned
Prime subserviced and other

Net Portfolio Growth
(UPB in billions)


$564.5
$(12.9)
$24.9
$576.5
At 3/31/23
Runoff[5]
Additions from loan production[6]
At 6/30/23

[1] Owned portfolio is predominantly government-insured and guaranteed loans – see Appendix slide 27 for additional details; delinquency data based on loan count (i.e., not UPB); CPR = Conditional Prepayment Rate
[2] Represents PMT's MSRs that we service and excludes distressed loan investments
[3] UPB of completed modifications includes loss mitigation efforts associated with partial claims programs
[4] Early buyouts of delinquent loans from Ginnie Mae pools during the period
[5] Also includes loans sold with servicing released in connection with any asset sales by PMT
[6] Includes consumer and broker direct production, government and conventional correspondent acquisitions, and conventional conforming and jumbo loan acquisitions subserviced for PMT

12

PENNYMAC FINANCIAL SERVICES

SERVICING PROFITABILITY EXCLUDING VALUATION-RELATED CHANGES

	2Q22		1Q23		2Q23	
	$ in millions	basis points[1]	$ in millions	basis points[1]	$ in millions	basis points[1]
Loan servicing fees	$ 302.4	23.1	$ 338.1	24.2	$ 356.5	25.0
Earnings on custodial balances and deposits and other income	13.1	1.0	65.9	4.7	92.8	6.5
Realization of MSR cash flows	(121.7)	(9.3)	(146.2)	(10.5)	(174.2)	(12.2)
EBO loan-related revenue[2]	78.1	6.0	34.9	2.5	20.0	1.4
Servicing expenses:						
Operating expenses	(113.8)	(8.7)	(109.8)	(7.9)	(103.4)	(7.2)
Payoff-related expense[3]	(19.1)	(1.5)	(5.3)	(0.4)	(9.0)	(0.6)
Losses and provisions for defaulted loans	(11.4)	(0.9)	(10.5)	(0.8)	(13.3)	(0.9)
EBO loan transaction-related expense	(0.8)	(0.1)	(0.2)	(0.0)	(0.4)	(0.0)
Interest expense	(38.5)	(2.9)	(72.5)	(5.2)	(93.7)	(6.6)
Pretax income excluding valuation-related changes	**$ 88.3**	**6.8**	**$ 94.4**	**6.8**	**$ 75.3**	**5.3**
Valuation-related changes						
MSR fair value[4]	233.8		(90.3)		118.9	
Hedging derivatives gains (losses)	(176.0)		47.2		(155.1)	
Provision for losses on active loans[5]	21.5		6.1		7.5	
Servicing segment pretax income	**$ 167.6**		**$ 57.4**		**$ 46.5**	
Average servicing portfolio UPB	**$ 522,923**		**$ 557,757**		**$ 570,619**	

- Loan servicing fees increased from the prior quarter due to continued portfolio growth while operating expenses decreased
- Realization of MSR cash flows increased $28 million from the prior quarter due to increased cash flow generated by the MSR asset from servicing and placement fees
  - Reduction in MSR value calculated on the basis on of principal payments during the quarter was $135 million
- Earnings on custodial balances and deposits increased significantly from the prior quarter due to higher average balances and short term rates
  - Custodial funds managed for PFSI's owned servicing portfolio totaled $5.4 billion at June 30, 2023
  - Earnings rate generally fluctuates with changes in the Federal Funds rate
- EBO loan-related revenue decreased $15 million from the prior quarter and is expected to remain low for a period of time
- Interest expense increased $21 million from the prior quarter due to greater outstanding secured debt and the impact of higher short-term rates

(1) Of average portfolio UPB, annualized (2) Comprised of net gains on mortgage loans held for sale at fair value and interest income related to EBO loans (3) Consists of interest shortfall and recording and release fees
(4) Changes in fair value do not include realization of MSR cash flows (5) Considered in the assessment of MSR fair value changes

13

HEDGING APPROACH MODERATES THE VOLATILITY OF PFSI'S RESULTS

MSR Valuation Changes and Offsets
($ in millions)



MSR fair value change before realization of cash flows
Hedging and related gains (losses)
Production pretax income
$234
($176)
$10
2Q22
($90)
$47
($20)
1Q23
$119
($155)
$24
2Q23

- PFSI seeks to moderate the impact of interest rate changes on the fair value of its MSR asset through a comprehensive hedge strategy that also considers production-related income
- In 2Q23, MSR fair value increased modestly[(1)]
  - Interest rates increased during the quarter, decreasing prepayment projections
- More than offset by hedging losses
  - Hedging losses included $42 million in hedge costs, which were elevated due to the inverted yield curve and significant interest rate volatility
  - Hedge costs were meaningfully lower in June and remain at lower levels in July

[(1)] Before realization of cash flows

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$9.7 $9.3 $9.5 2Q22 1Q23 2Q23 Base management fees & other revenue $2.1 $2.0 $1.9 6/30/22 3/31/23 6/30/23 INVESTMENT MANAGEMENT SEGMENT HIGHLIGHTS 15 • Net AUM as of June 30, 2023 were $ 1.9 billion, down 2% from March 31, 2023 and 7 % from June 30, 2022 • Investment Management segment revenues were $9.5 million, up 2 % from 1Q23 and down 2 % from 2Q22 Investment Management AUM ($ in billions) Investment Management Revenues ($ in millions)

APPENDIX

In August 2022, the Federal Housing Finance Agency (FHFA) and Ginnie Mae released updated eligibility standards for non - bank seller/servicers with a proposed effective date for most requirements of September 30, 2023 • PennyMac Loan Services, LLC (PLS), the entity at which these standards are applicable, is a wholly - owned subsidiary of PFSI and is approved as a seller/servicer of mortgage loans by Fannie Mae and Freddie Mac and as an issuer of securities guaranteed by Gi nni e Mae PFSI IS WELL IN EXCESS OF PROSPECTIVE REGULATORY CAPITAL AND LIQUIDITY REQUIREMENTS 17 New GNMA Eligibility Requirements (Pro - Forma) New FHFA Eligibility Requirements (Pro - Forma) Capital Liquidity Capital Ratios (1) Risk - based Capital Ratio; GNMA has extended the mandatory implementation date of the RBC requirement to December 31, 2024 As of June 30, 2023 (in millions) (1) 6% 34% Requirement PLS 6% 35% 47% Requirement PLS RBCR PLS Leverage Ratio $362 $1,995 Requirement PLS $1,117 $6,287 Requirement PLS $1,192 $6,287 Requirement PLS $506 $1,764 Requirement PLS

18 PENNYMAC IS AN ESTABLISHED LEADER IN THE U.S. MORTGAGE MARKET WITH SUBSTANTIAL LONG - TERM GROWTH POTENTIAL $576 billion outstanding IN SER VIC ING (2) YEARS FOR PFSI AS A PUBLIC COMPANY 16 YEARS OF OPERATIONS PMT # 2 • CORRESPONDENT PRODUCTION • BROKER DIRECT • CONSUMER DIRECT IN PRODUCTION (1) IS A LEADING RESIDENTIAL MORTGAGE REIT # 5 Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT; all figures are as of 6/30/23 unless othe rwi se noted (1) Inside Mortgage Finance for the 12 months ended 6/30/23 (2) Inside Mortgage Finance as of 3/31/23 $1.9 billion in assets under management 14 - year track record 2.3 million customers $97 billion in LTM 2Q23 10

OVERVIEW OF PENNYMAC FINANCIAL’S BUSINESSES 19 LOAN PRODUCTION Correspondent aggregation of newly originated loans from third - party sellers Fulfillment fees for PMT’s delegated conventional loans PFSI earns gains on all loan production with the exception of loans fulfilled for PMT Broker direct and consumer direct origination of conventional and government - insured loans LOAN SERVICING Servicing for owned MSRs and subservicing for MSRs owned by PMT Major loan servicer for Fannie Mae, Freddie Mac and Ginnie Mae Industry - leading capabilities in special servicing Organic growth results from loan production, supplemented by MSR acquisitions and PMT investment activity INVESTMENT MANAGEMENT External manager of PMT, which invests in mortgage - related assets: GSE credit risk transfer investments MSR investments Investments in prime non - agency MBS and asset - backed securities Synergistic partnership with PMT Complex and highly regulated mortgage industry requires effective governance, compliance and operating systems Operating platform has been developed organically and is highly scalable Commitment to strong corporate governance, compliance and risk management since inception PFSI is well - positioned to navigate the current market and regulatory environment

20 PFSI’S BALANCED BUSINESS MODEL IS A FLYWHEEL • Diversified business through correspondent, broker direct and consumer direct channels • Correspondent and broker direct channels in particular allow PFSI to access purchase - money volume • Lacks the fixed overhead of the traditional, retail origination model • Recurring fee income business captured over the life of the loan • With higher interest rates, expected life of the loan increases resulting in a more valuable MSR asset • Creates a natural hedge to production income Customer base of over 2.3 million drives leads for consumer direct Large volumes of production grow servicing portfolio Loan Production 2 nd largest in the U.S. (1) Loan Servicing 5 th largest in the U.S. (2) In both businesses, scale and efficiency are critical for success Note: All figures are for PFSI and include volume fulfilled or subserviced for PMT (1) Inside Mortgage Finance for the 12 months ended 6/30/23 (2) Inside Mortgage Finance as of 3/31/23

48% 75% 64% 61% 73% 80% 63% 40% 45% 73% 90% 40% 58% 53% 49% 63% 71% 54% 36% 42% 69% 83% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1H23 PFSI Purchase Mix Industry Purchase Mix 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 10-Year Treasury Yield 1H23 $1.8 $1.3 $1.7 $2.1 $1.8 $1.6 $2.3 $4.1 $4.4 $2.3 $1.7 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E U.S. Origination Market (in trillions) Proven ability to generate attractive ROEs… 21 PFSI’S TRACK RECORD ACROSS VARIOUS MARKET ENVIRONMENTS IS UNIQUE AMONG INDEPENDENT MORTGAGE BANKS …across different market environments… …with a strong orientation towards purchase money mortgages. (1) Represents partial year ; in itial public o ffering was May 8, 2013 (2) Inside Mortgage Finance for historical data; forecasts for 2023 represents the average of Mortgage Bankers Association (7/20/23) and Fannie Mae (7/10/23) estimates (3) Bloomberg (4) Inside Mortgage Finance for historical data; industry purchase mix for 2 Q23 represents the average of Mortgage Bankers Association (7/20/23) and Fannie Mae (7/10/23) estimates (1) (2) (3) (4) Average: 24% 11% 19% 20% 22% 26% 13% 22% 61% 29% 14% 5% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 1H23 PFSI's Annualized Return on Average Common Stockholders' Equity (ROE)

PFSI'S STRONG BALANCE SHEET AND DIVERSE CAPITAL STRUCTURES

Low Debt-to-Equity Ratio



3.0x
3.6x
3.2x
2.0x
2.5x
0.7x
0.6x
0.9x
1.1x
1.2x
12/31/19
12/31/20
12/31/21
12/31/22
6/30/23
Non-funding debt-to-equity
Total debt-to-equity

- Targeted debt-to-equity ratio near or below 3.5x with fluctuations largely driven by the origination environment or other market opportunities
- Low non-funding debt-to-equity ratio

High TNW[(1)]/Assets



22%
19%
21%
27%
24%
20%
10%
18%
20%
18%
12/31/19
12/31/20
12/31/21
12/31/22
6/30/23
Tangible Net Worth / Assets
Tangible Net Worth / Assets ex. Loans eligible for repurchase

- Tangible net worth (TNW) / assets excluding loans eligible for repurchase has decreased driven by an increase in balances of loans held for sale at fair value

Diverse Financing Sources



MSR & Servicing Advance Financing
$1,800mm
$500mm 5.750% due September 2031
$650mm 4.250% due February 2029
$650mm 5.375% due October 2025
$2,480mm
$680mm GNMA MSR Term Loan due February 2028
$500mm GNMA MSR Term Notes due May 2027
$650mm GNMA MSR Term Notes due February 2025
$650mm GNMA MSR Term Notes due August 2023
$2,825mm
Financing capacity across multiple banks
$400mm drawn
Unsecured Senior Notes
Secured Term Notes
Secured Revolving Bank Financing Lines

- Unsecured senior notes provide low, fixed interest rates; more than two years until first maturity
- Secured term notes due in August 2023 have been extended for two years
- Secured revolving bank financing lines provide flexibility to finance fluctuating MSR and advance balances

Note: All figures are as of June 30, 2023
(1) Tangible net worth excludes capitalized software

22

PENNYMAC HAS DEVELOPED IN A SUSTAINABLE MANNER FOR LONG-TERM SUCCESS

PENNYMAC FINANCIAL SERVICES

2008

Operations launched; de novo build of legacy-free mortgage servicer

Raised $500 million of capital in private opportunity funds

2009

PMT formed in an initial public offering raising $320 million

Correspondent group established with a focus on operations development and process design

2010

Added servicing leadership for prime portfolio and to drive scalable growth

Correspondent system launches

2011

Expanded infrastructure with flagship operations facility in Moorpark, CA

Correspondent leadership team expands

2012

Expanded infrastructure in Tampa, FL

Became largest non-bank correspondent aggregator

2013

PFSI completed initial public offering

Expanded infrastructure in Fort Worth, TX

2014

Continued organic growth and servicing portfolio UPB reaches $100 billion[(1)]

2015

PFSI stockholders' equity surpasses $1 billion

2016

Substantial growth in PFSI's consumer direct capacity

2017

PFSI issued MSR-backed term notes

2018

PFSI launched broker-direct lending channel

PFSI completes corporate reorganization

2019

Achieved position as the largest correspondent aggregator in the U.S.

PFSI launched proprietary, cloud-based Servicing Systems Environment (SSE)

2020

Record production volumes across all channels; nearly $200 billion in UPB[(1)]

PFSI issued inaugural $650 million of unsecured Senior Notes

2021

PFSI issued an additional $1.15 billion of unsecured Senior Notes

Servicing portfolio surpasses 2 million customers[(1)]

2022

PFSI produced double digit ROE despite a severe downturn in the mortgage market driven by a rapid and significant increase in interest rates

2023

Achieved position as largest residential mortgage producer in 1Q23

- Disciplined growth to address the demands of the GSEs, Agencies, regulators and our financing partners
  - Since inception, PennyMac has focused on building and testing processes and systems before adding significant transaction volumes
- Highly experienced management team has created a robust corporate governance system centered on compliance, risk management and quality control

(1) All figures are for PFSI and include volume fulfilled or subserviced for PMT

23

0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% Average 30 - year fixed rate mortgage (1) 6.32% 3.47% CURRENT MARKET ENVIRONMENT AND MACROECONOMIC TRENDS 24 Macroeconomic Metrics (3) Footnotes (1) Freddie Mac Primary Mortgage Market Survey . 6.78% as of 7/20/23 (2) U.S. Department of the Treasury. 3.85% as of 7/20/23 (3) 10 - year Treasury bond yield and 2/10 year Treasury yield spread: Bloomberg Average 30 - year fixed rate mortgage: Freddie Mac Primary Mortgage Market Survey Average secondary mortgage rate: 30 - Year FNCL Par Coupon Index (MTGEFNCL), Bloomberg U.S. home price appreciation: S&P CoreLogic Case - Shiller U.S. National Home Price NSA Index (SPCSUSA); data is as of 5/31/23 Residential mortgage originations are for the quarterly period ended; source: Inside Mortgage Finance 10 - year Treasury Bond Yield (2) 3.84% 6.71% 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 10-year Treasury bond yield 3.0% 3.8% 3.9% 3.5% 3.8% 2/10 year Treasury yield spread 0.1% -0.5% -0.6% -0.6% -1.0% 30-year fixed rate mortgage 5.7% 6.7% 6.4% 6.3% 6.7% Secondary mortgage rate 4.4% 5.6% 5.3% 5.1% 5.7% U.S. home price appreciation (Y/Y % change) 19.7% 13.0% 7.7% 3.8% -0.5% Residential mortgage originations (in billions) $685 $530 $350 $295 $400

25 MSR ASSET VALUATION (1) Excludes loans held for sale at fair value Mortgage Servicing Rights Pool UPB (1) $337,695 Weighted average coupon 3.7% Weighted average servicing fee/spread 0.38% Weighted average prepayment speed assumption (CPR) 7.7% Fair value $6,510.6 As a multiple of servicing fee 5.08 June 30, 2023 Unaudited ($ in millions)

• Overall mortgage delinquency rates increased slightly from the prior quarter but remain below pre - pandemic levels • Servicing advances outstanding for PFSI’s MSR portfolio decreased to approximately $407 million at June 30, 2023 from $427 million at March 31, 2023 – No P&I advances are outstanding, as prepayment activity continues to sufficiently cover remittance obligations DELINQUENCY TRENDS AND SERVICING ADVANCES OUTSTANDING 26 Historical Trends in Delinquency and Foreclosure Rates (1) (1) Owned MSR portfolio and includes loans held for sale at fair value; delinquency and foreclosure rates based on UPB; as of 6/3 0/2 3, the UPB of mortgage servicing rights owned and loans held for sale at fair value totaled $342 billion 6.7% 15.4% 14.0% 12.0% 9.5% 8.0% 7.2% 5.8% 5.0% 5.0% 5.5% 6.1% 5.4% 5.6% 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 9/30/22 12/31/22 3/31/23 6/30/23 30-60 Days 60-90 Days 90+ Days In Foreclosure

27 PFSI’S OWNED MSR PORTFOLIO CHARACTERISTICS Note: Figures may not sum due to rounding (1) Government loans include loans securitized in Ginnie Mae pools as well as loans sold to private investors (2) Other represents MSRs collateralized by conventional loans sold to private investors (3) Excludes loans held for sale at fair value Segment UPB ($ in billions) (3) % of Total UPB Loan count (in thousands) Note rate Seasoning (months) Remaining maturity (months) Loan size ($ in thousands) FICO credit score at origination Original LTV Current LTV 60+ Delinquency (by UPB) Government (1) FHA $124.2 36.8% 633 3.9% 43 320 $196 675 93% 67% 4.9% VA $119.3 35.3% 439 3.4% 29 330 $272 726 90% 71% 2.0% USDA $21.2 6.3% 143 3.7% 47 316 $148 698 98% 67% 4.7% GSE FNMA $34.2 10.1% 120 3.8% 25 310 $285 760 71% 58% 0.4% FHLMC $37.8 11.2% 130 3.9% 18 319 $290 754 73% 62% 0.4% Other (2) Other $0.9 0.3% 3 4.7% 15 337 $323 766 67% 61% 0.2% Closed-End Seconds Closed-End Seconds $0.1 0.0% 1 10.0% 4 270 $73 749 16% 16% 0.0% Grand Total $337.7 100.0% 1,470 3.7% 34 322 $230 712 88% 67% 2.9%

ACQUISITIONS AND ORIGINATIONS BY PRODUCT 28 Acquisitions/Originations Note: Figures may not sum due to rounding Unaudited ($ in millions) 2Q22 3Q22 4Q22 1Q23 2Q23 Correspondent Acquisitions Conventional Conforming - for PMT 10,320$ 10,225$ 6,771$ 6,629$ 3,029$ Conventional Conforming - for PFSI - - 3,912 4,063 7,018 Government 10,649 12,161 10,081 9,461 11,139 Jumbo 3 2 - - - Total 20,973$ 22,387$ 20,764$ 20,153$ 21,186$ Broker Direct Originations Conventional Conforming 1,556$ 909$ 758$ 1,097$ 1,436$ Government 396 384 362 441 685 Jumbo 24 5 7 28 19 Total 1,976$ 1,298$ 1,126$ 1,565$ 2,140$ Consumer Direct Originations Conventional Conforming 2,246$ 1,198$ 489$ 365$ 400$ Government 1,492 1,130 572 610 1,028 Jumbo 5 2 4 1 4 Closed-end second liens - 1 45 81 122 Total 3,744$ 2,330$ 1,110$ 1,057$ 1,553$ Total acquisitions/originations 26,693$ 26,016$ 23,000$ 22,775$ 24,879$ UPB of loans fulfilled for PMT (included in correspondent acquisitions) 10,324$ 10,227$ 6,771$ 6,629$ 3,029$

INTEREST RATE LOCKS BY PRODUCT 29 Note: Figures may not sum due to rounding Interest Rate Lock Commitments Unaudited ($ in millions) 2Q22 3Q22 4Q22 1Q23 2Q23 Correspondent Locks Conventional Conforming - for PMT 11,080$ 10,647$ 7,507$ 7,588$ 3,322$ Conventional Conforming - for PFSI - - 4,747 3,781 7,523 Government 11,326 12,351 10,681 10,341 10,735 Jumbo 3 2 7 - - Total 22,410$ 22,999$ 22,941$ 21,709$ 21,581$ Broker Direct Locks Conventional Conforming 1,663$ 1,236$ 1,338$ 1,716$ 1,869$ Government 535 622 656 777 921 Jumbo 21 6 20 59 32 Total 2,220$ 1,865$ 2,014$ 2,552$ 2,822$ Consumer Direct Locks Conventional Conforming 2,511$ 1,892$ 700$ 628$ 575$ Government 1,804 1,889 885 1,410 1,383 Jumbo 11 14 6 9 2 Closed-end second liens - 10 93 152 205 Total 4,326$ 3,804$ 1,684$ 2,199$ 2,166$ Total locks 28,956$ 28,668$ 26,639$ 26,459$ 26,568$

CREDIT CHARACTERISTICS BY ACQUISITION/ORIGINATION PERIOD 30 Correspondent Broker Direct Consumer Direct 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Government-insured 682 680 690 709 715 Government-insured 43 45 46 45 45 Conventional 753 758 756 757 762 Conventional 37 38 39 39 38 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Government-insured 694 679 676 701 712 Government-insured 44 45 46 46 45 Conventional 757 759 756 757 761 Conventional 37 37 38 38 38 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 Government-insured 700 680 680 663 661 Government-insured 42 43 44 44 44 Conventional 727 724 728 734 744 Conventional 37 37 38 38 37 Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI Weighted Average FICO Weighted Average DTI

ADJUSTED EBITDA RECONCILED TO NET INCOME 31 ($ in millions) 2Q22 1Q23 2Q23 Net income 129.2$ 30.4$ 58.3$ Provision for income taxes 48.4 7.8 14.7 Income before provisions for income taxes 177.5 38.1 72.9 Depreciation and amortization 7.4 12.7 13.2 (Increase) decrease in fair value of MSRs and MSLs due to changes in valuation inputs used in the valuation model (233.8) 90.3 (118.9) Hedging losses (gains) associated with MSRs 176.0 (47.2) 155.1 Stock-based compensation 14.9 11.7 0.4 Interest expense on corporate debt and capital base 23.7 23.4 23.7 Adjusted EBITDA 165.7$ 129.0$ 146.4$ Note: Figures may not sum due to rounding